
THE FASTEST-GROWING
UCAAS PLATFORM
IN AMERICA
crexendo
CXDO | Nasdaq Listed
Nasdaq
NASDAQ CONGRATULATES
CREXENDO®
ON SURPASSING
5 MILLION USERS
crexendo
CXDO | Nasdaq Listed
Nasdaq

Crexendo Investor Presentation

November 2024



Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, 2023 and 2024 Form 10-Qs as filed with the SEC, and Definitive Proxy filed on June 24, 2024. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Definitive Proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

crexendo®
ride the cloud

What We Do

Nearly Every Business in the World Has a Phone System



Only a Few Companies Provide the Software Infrastructure on the Cloud That Power These Systems

CISCO | Microsoft | crexendo®

And a Handful of Others

Tens of Thousands Provide the Sales and Support of These Systems

crexendo® | RingCentral | 8x8 | VONAGE
AVAYA | Mitel | Charter Spectrum | LUMEN
nextiva | Ooma | verizon | skyswitch (A BCM One Company)

And Thousands of Others

WE DO BOTH!

Direct and Indirect Sales Channels


Fastest-Growing UCaaS Platform in North America

crexendo®
ride the cloud

Software Solutions
~35% of Total Revenue

235+ UCaaS Software Subscribers → MSP's / Service Providers / White Labelers / Tech Companies / Telecom Companies → End User Customers

Estimated Serviceable Market of Subscribers Approx $500M

Telecom Services
~65% of Total Revenue

Direct Sales → End User Customers

200+ Agents → End User Customers

Retail Telecom Services Customers ~ 100,000 End Users

5 Million+ End Users Total

Ranked
#1 in 18
Categories
on G2.com

crexendo®
ride the cloud

Ranked the #1 VoIP Provider on G2.com*

G2 Ratings	crexendo®	RingCentral	8x8	VONAGE	nextiva	dialpad	Ooma	GoTo
Overall Star Rating (out of 5 stars)	4.9	4.0	4.1	4.3	4.5	4.4	4.6	4.4
Quality of Support	98%	80%	83%	88%	92%	87%	93%	91%
Ease of Doing Business With	98%	80%	85%	89%	90%	88%	94%	94%
Meets Requirements	98%	89%	88%	91%	92%	90%	92%	92%
Ease of Use	96%	86%	87%	89%	88%	91%	91%	91%
Ease of Admin	96%	81%	84%	89%	88%	88%	91%	91%
Ease of Set Up	94%	78%	82%	86%	85%	88%	91%	88%

* Summer 2024 Survey Period — VoIP Providers: G2.com

Financial Snapshot

crexendo®
ride the cloud

Total Revenue



2020
2021
2022
2023
2024 Q3 YTD
($ in 000's)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$16,400
$28,092
$37,554
$53,199
$44,598
Service
Product
Software Sol

224% Revenue Increase Over 3 Years!

Metric	Value	YOY
2024 YTD Revenue	$44.6M	14% YOY
2023 Revenue	$53.2M	42% YOY
2024 YTD GAAP Income	$1.2M	376% YOY
2023 GAAP Net Loss	($0.4M)	99% YOY
2024 YTD Non-GAAP Net Income	$5.7M	13% YOY
2023 Non-GAAP Net Income	$6.7M	63% YOY
2024 YTD EBITDA	$3.7M	282% YOY
2023 EBITDA	$1.9M	195% YOY
2024 YTD Adj. EBITDA	$6.0M	46% YOY
2023 Adj. EBITDA	$5.7M	128% YOY

Segment Key Performance Indicators


Backlog
($ in 000's)
2020
2021
2022
2023
2024 Q3 YTD
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
28,551
41,718
46,846
63,933
77,371


Expected Backlog Revenue Recognition
2024
2025
2026
2027
2028 +
$30,500
$25,500
$20,500
$15,500
$10,500
$5,500
$500
13,534
29,266
18,338
11,135
5,098
Service Revenue
Product Revenue
Software Solutions

22% YOY

2024 YTD Combined Backlog

$77.4M

crexendo®
ride the cloud

Software Solutions Segment

$10.23 / Session
Average MRR Per Session

$5,794 / Month
Average Revenue Per Account (ARPA)

235+
Software Subscribers

72%
YTD Gross Margin

73%
YTD Monthly Recurring Revenue Percentage

0.06%
YTD Avg. Monthly Churn Rate

Telecom Services Segment

$20 / Month
Average Revenue Per User (ARPU)

$352 / Month
Average Revenue Per Account (ARPA)

200+
Active Agent Partners

57%
YTD Gross Margin

78%
YTD Monthly Recurring Revenue Percentage

1.03%
YTD Avg. Monthly Churn Rate

Future Growth Drivers

- New Software Subscribers & Add-On Orders
- Agents/Partners
- Global Key Market Expansion
- Enterprise and Major Accounts
- Potential Acquisition Roll-Up Strategy
- Future Applications and Partnerships

crexendo®
ride the cloud

Organic Growth*	**28%** SS Segment **8%** TS Segment
Inorganic Growth	**~1** Acquisition per year
Global** Markets	**74%** Growth YOY
New Software Subscribers	**18** in 2023
New Agent Partners	**28** in 2023

* YTD Q3 2024
** UK/EU/AUS 2023

Growth Through Acquisition : Allegiant Networks

- Acquired in November 2022
- Existing Crexendo Software Subscriber
- 650+ active customers with average customer size of 64 stations
- Prior to acquisition $10.5M in annual revenue in 2022, increased to $12.8M in 2023
- Located in Kansas City, Missouri
- Accretive acquisition with benefit of Managed Services, Network Services and White Label offerings

crexendo®
ride the cloud



Business Communications Services
Managed Security and Compliance
Infrastructure and Cabling
ALLEGIANT
A Crexendo Company
Applications and Integrations
IT Services and Support
White Label Offerings

Growth Through Adoption and Market Penetration



12
12
190+
200+
1
9
1

Majority of Revenue and Customers Currently in USA

- Crexendo Agents: 200+
- Software Solutions Resellers: 190+

Emerging International Markets

- Canada: 12
- United Kingdom/Europe: 14
- Australia: 9
- New Zealand: 1
- Philippines: 1

crexendo® ride the cloud

Cloud Communications TAM Forecast: USA/W. Europe 2024



$Billion
$40
$35
$30
$25
$20
$15
$10
$5
$0
'23 – '28 CAGR: 7.8%
$24.5
$3.2
$21.3
$26.4
$3.9
$22.6
$28.8
$4.5
$24.3
$31.8
$5.3
$26.4
$34.1
$6.2
$27.9
$35.6
$7.1
$28.5
2023A
2024E
2025E
2026E
2027E
2028E
UCaaS
CCaaS

Source: Cavell Group Cloud Comms Report 2024

What's Driving UCaaS Growth

crexendo® ride the cloud

Communications Investment Drivers, Global, 2024-2026*



Drive growth 30% 28% 18%
Enhance resiliency and business continuity 29% 30% 17%
Attract and retain the best talent 29% 30% 17%
Boost team collaboration 29% 32% 17%
Improve info mgmt (content storage/search, knowledge transfer) 32% 30% 17%
Improve customer experience 29% 31% 16%
Enable productive in-office desk worker experiences 32% 29% 15%
Improve employee engagement and satisfaction 31% 30% 15%
Reduce solution management costs 33% 28% 14%
Enable productive remote/hybrid worker experiences 29% 31% 14%
Enable productive frontline worker experiences 32% 30% 13%
Automate workflows 32% 29% 13%
Important
Very important
Crucial

*Source: Frost & Sullivan

Growth From AI Features & Integrations

1. AI Assistant to Build Applications


netsapiens
crexendo
Account Activated
Let's get to know you...
Recommended voice
Messages
OnHold Marketing
OnHold Music
Finish
Welcome to Netsapiens Interop Test
OK, let's start by getting to know your business
We're excited to include our new AI Assistant in your plan to help you create great audio even more easily.
IMPORTANT: You have used all of the compilations in your plan, so any new compilation created using this AI assistant will replace the first compilation you created. Why not consider upgrading to a plan that offer more compilations and features.
Use AI Assistant
Language
English

AI Enhancements & Integrations

2. System uses AI to research company and suggests proper messaging



crexendo
Account Activated
Let's get to know you...
Recommended voice
Messages
OnHold Marketing
OnHold Music
Finish
Welcome to Netsapiens Interop Test
OK, let's start by getting to know your business
Is this your Company website?
www.fidelity.com
Go
Don't have a website? Click Here
Your company name, as in 'Welcome to [??]'
Fidelity Investments
Sector (e.g. Hotel, or Engineering and Construction)
Financial Services and Investments
Two adjectives that describe your company's Tone of Voice (e.g. Professional and Approachable)
Professional and Informative
Three key products or services you offer (e.g. Hotel accomodation; venue hire; spa)
Investment Services; Retirement Planning; Wealth Management
Language
English
Previous
Next

AI Technology Drivers

3. System builds customized Auto Attendant scripts based on company description



crexendo
Account Activated
Let's get to know you...
Recommended voice
Messages
OnHold Marketing
OnHold Music
Finish
Here are some suggested messages.
Please preview, edit and select the ones you want.
If you need them, here are some hints on improving pronunciations.
Welcome (Suggestion 1)
Hi! You're through to Fidelity Investments. We're eager to assist you with your financial needs. Let's make your money work harder for you.
Welcome (Suggestion 2)
Welcome to Fidelity Investments. We're here to help you secure your financial future.
Menu Options (Suggestion 1)
Welcome to Fidelity Investments. Please choose from the following options: press 1 for Investment Services, dial 2 for Retirement Planning, select 3 for Wealth Management.
Menu Options (Suggestion 2)
Thanks for calling Fidelity Investments. For sales, please press 1. Accounts are on 2. And for anything else, it's 3.
Closed - (Suggestion 1)
Thanks for calling Fidelity Investments. I'm afraid we're currently closed. Our regular business hours are Monday through Friday, from 8:30 am to 6:00 pm Eastern Time. Please visit our website at fidelity.com for more information or to access your account online. We look forward to serving you during our normal business hours. Thank you and have a great day!
Closed - (Suggestion 2)
Thank you for calling Fidelity Investments. I'm sorry, we're closed and can't answer your call just now. For immediate assistance, please visit fidelity.com where you can manage your account, make transactions, or find investment advice. We'll be available to take your calls again from 9am tomorrow.
Emergency (Suggestion 1)
Thanks for calling Fidelity Investments. Due to unforeseen circumstances, we can't answer your call at the moment. We appreciate your understanding. Please try again later when our services should be back to normal. For more information, visit fidelity.com.
Emergency (Suggestion 2)
Thank you for calling Fidelity Investments. I'm afraid we can't answer you just now. We're sorry for any inconvenience and hope to be able to assist you soon. We're doing everything we can to get back up and running as quickly as possible. Please try again later.
Add

AI Technology Drivers

4. Systems builds custom Marketing on Hold Messaging based on company details


crexendo
Account Activated
Let's get to know you...
Recommended voice
Messages
OnHold Marketing
OnHold Music
Finish
Here are some suggested messages.
Please preview, edit and select the ones you want.
If you need them, here are some hints on improving pronunciations.
1 Discover Fidelity's Investment Services. We're committed to helping you grow your wealth with expert guidance and innovative tools. Experience the benefits of personalized strategies tailored to your financial goals. Visit fidelity.com for more information. Your future, our priority.
2 Have you heard about our new investment tools? They're designed to help you make informed decisions, manage your portfolio more effectively and track market trends. Visit fidelity.com today to explore these innovative features. Your financial future is in your hands!
3 Looking to secure your financial future? At Fidelity, we're dedicated to helping you make informed investment decisions. With our wide range of services and expert advice, we'll guide you towards achieving your financial goals. Visit fidelity.com for more information. Your prosperity is our priority.
4 Did you know Fidelity.com offers top-notch Investment Services, Retirement Planning, and Wealth Management? Ask for more details when you're connected.
5 Discover the power of smart wealth management at Fidelity. Our expert team is dedicated to growing your wealth with personalized strategies. Visit Fidelity.com for more information.
6 Our Wealth Management service offers personalized strategies to grow and protect your assets. Visit fidelity.com for expert guidance tailored to your financial goals.
7 We'll be with you as soon as possible. Sorry to keep you waiting.
8 As the summer sun shines bright, it's a great time to think about your financial future. At Fidelity.com, our Wealth Management services can help you grow and protect your assets. Let's make this summer the start of your journey towards financial freedom. Secure your tomorrow, today with Fidelity.
9 As the winter chill sets in, it's a great time to think about your financial future. At Fidelity.com, our wealth management services can help you navigate through the frosty financial landscape. Let us guide you towards a prosperous new year with personalized strategies tailored to your unique needs. Warm up to a brighter financial future with Fidelity.
10 As the festive season approaches, why not consider a financial gift that keeps on giving? At Fidelity, we offer a range of investment options perfect for your loved ones. Give the gift of financial security this Christmas. Ask us for more information or see our website at fidelity.com.
Create Custom Message
Add

AI Technology Drivers

5. AI Generated Recordings in Minutes


netsapiens
Music On Hold / domain
Back
Enable Music on Hold
Yes
Music
Add Music
Song Name
Duration
Filesize
AI Compilation 1
14:21
6.57 MB
Messages
No messages added for this domain.
Introduction will not be inherited from the organization
Messages will be inherited from the organization.
Add Introduction
Add Message

Long Term Financial Targets

Organic Net Sales Growth	Gross Margins	Cash Flow	Acquisitions
• Software Solutions segment (SS) seeing strong growth from licensees – 28% YTD • Two largest platform providers Cisco and Microsoft not embracing their partners = New logo growth • Telecom Services (TS) adding new agents/ partners and seeing good traction with new Master Agents	• SS Margins continue to improve through synergies and cost adjustments • Subscription Model for SS segment will improve margins • TS Margins continue to improve with acquisition synergies • Single platform support will allow for improved margins in both segments	• Focused on increasing positive cash flow through cost management and increased margins • Selling more subscription services as opposed to one time revenue to make cash flow and revenue more consistent	• Our 235+ Licensees selling our product is the ideal hunting ground for roll-up opportunities. Target 1 accretive roll-up per year at a discount to our valuation • Goal is to always have multiple acquisition prospects in the pipeline

Summary – Why Crexendo®

crexendo® ride the cloud

$53.2M 2023 FY Revenue **$44.6M 2024 YTD Revenue**	**$5.7M 2023 Adj EBITDA** **$6.0 M 2024 YTD Adj EBITDA**
$77.4M Contracted Backlog	**~$15.4M** Cash on Hand
~$800K Current Debt	**~$145M** Current Market Cap*
Non-GAAP Profitability – 24 Consec Qtrs **GAAP Profitability – 5 Consec Qtrs**	**Software Solutions Organic Growth- 28%** **Telecom Services Organic Growth- 8%**

5 Million+ End Users

(Adding ~ 100K Users Each Month)

** Financials as of Q3, 2024. Market capitalization as of market close on 11/12/24*

Contact Us

crexendo®
ride the cloud

Thank You!

Doug Gaylor
President & COO
602.732.7990
dgaylor@crexendo.com